CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the use in this Form N-1A Registration Statement Pre-Effective Amendment No. 1 of our report and to all references to our Firm included in or made a part of this Pre-Effective Amendment.

                                                       /s/ Arthur Andersen LLP

                                                          ARTHUR ANDERSEN LLP

Cincinnati, Ohio
October 25, 1996

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